UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 20, 2021

VMWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue	Palo Alto	CA	94304
(Address of Principal Executive Offices)			(Zip code)

Registrant’s telephone number, including area code: (650) 427-5000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	VMW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. OTHER EVENTS

On July 20, 2021, VMware, Inc. (“VMware”) priced its offering of $6.0 billion aggregate principal amount of senior notes, consisting of its 0.600% Senior Notes due 2023 (the “2023 notes”) in an aggregate principal amount of $1,000,000,000, 1.000% Senior Notes due 2024 (the “2024 notes”) in an aggregate principal amount of $1,250,000,000, 1.400% Senior Notes due 2026 (the “2026 notes”) in an aggregate principal amount of $1,500,000,000, 1.800% Senior Notes due 2028 (the “2028 notes”) in an aggregate principal amount of $750,000,000, and 2.200% Senior Notes due 2031 (the “2031 notes” and together with the 2023 notes, the 2024 notes, the 2026 notes and the 2028 notes, collectively, the “notes”) in an aggregate principal amount of $1,500,000,000. The net proceeds from the sale of the notes are expected to be used to fund a portion of the $11.5 to $12.0 billion cash dividend to be paid, pro rata, to each of the holders of VMware’s Class A common stock and Class B common stock in connection with the spin-off of VMware from Dell Technologies, Inc. (“Dell”) pursuant to the terms of a Separation and Distribution Agreement entered into with Dell on April 14, 2021 and, to the extent any proceeds remain, for general corporate purposes. The offering is not conditioned upon the consummation of the spin-off, but in the event that the closing of the spin-off has not occurred on or prior to the earlier of (i) (x) April 28, 2022 or (y) if the Separation and Distribution Agreement is amended on or prior to April 28, 2022 to extend the date by which the spin-off must be consummated to a date later than April 28, 2022, the earlier of such extended date and July 28, 2022 and (ii) the date the Separation and Distribution Agreement is terminated, VMware will be required to redeem all outstanding 2023 notes, 2024 notes, 2028 notes and 2031 notes at a special mandatory redemption price equal to 101% of the aggregate principal amount of notes being redeemed, plus accrued and unpaid interest, if any, to, but not including, the date of such special mandatory redemption. The 2026 notes are not subject to the special mandatory redemption, and, if the spin-off is not consummated, VMware expects to use the net proceeds thereof for general corporate purposes, which may include debt repayment. The offering of the notes was registered under VMware’s registration statement on Form S-3 (No. 333-219940) filed with the Securities and Exchange Commission on March 27, 2020. Settlement of the notes is expected to occur on August 2, 2021.

VMware agreed to sell the notes pursuant to the Underwriting Agreement, dated as of July 20, 2021 (the “Underwriting Agreement”), by and among Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as the representatives for the several underwriters. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Some of the underwriters and their affiliates may engage in various financial advisory, investment banking and other commercial dealings in the ordinary course of business with VMware or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions. Certain of the underwriters or their affiliates are expected to be lenders or agents to VMware under the expected revolving credit facility and term loan credit facilities VMware intends to enter into, and such underwriters or their affiliates may receive customary fees for those transactions.

This Item 8.01 contains forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including (1) successful completion of the offering, (2) future plans with respect to Dell’s ownership interest in VMware, including the proposed spin-off of its ownership to Dell stockholders and the related special dividend to be paid by VMware and the sources of funding for such special dividend and the commercial framework for our future relationship with Dell, (3) fluctuations and volatility in VMware’s stock price, (4) the impact of macroeconomic conditions on customer demand, (5) change in VMware’s financial condition, (6) changes in business opportunities and priorities that could cause VMware to consider alternative uses of cash, plans for, timing of and anticipated impacts and benefits of corporate transactions, acquisitions, stock repurchases and investment activities, and (7) the level of proceeds from employee stock option exercises and VMware’s employee stock purchase plan. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that VMware may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated July 20, 2021 by and between VMware, Inc. and Barclays Capital Inc., BofA Securities, Inc., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives for the several underwriters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2021	VMware, Inc.

	By:	/s/ Craig Norris
	Name:	Craig Norris
	Title:	Vice President, Deputy General Counsel and Assistant Secretary